John Iannone Senior Vice President, Investor & Public Relations 304-905-7021 Investor Presentation (Q3 2020) (WSBC financials as of the three months ended 30 June 2020)

Forward-Looking Statements and Non-GAAP Financial Measures Forward-looking statements in this report relating to WesBanco’s plans, strategies, objectives, expectations, intentions and adequacy of resources, are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The information contained in this report should be read in conjunction with WesBanco’s Form 10-K for the year ended December 31, 2019 and documents subsequently filed by WesBanco with the Securities and Exchange Commission (“SEC”), including WesBanco’s Form 10-Q for the quarters ended March 31 and June 30, 2020, which are available at the SEC’s website, www.sec.gov or at WesBanco’s website, www.WesBanco.com. Investors are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in WesBanco’s most recent Annual Report on Form 10-K filed with the SEC under “Risk Factors” in Part I, Item 1A and under “Risk Factors” in Part II, Item 1A of WesBanco’s March 31 and June 30, 2020 Quarterly Reports on Form 10-Q. Such statements are subject to important factors that could cause actual results to differ materially from those contemplated by such statements, including, without limitation, the effects of changing regional and national economic conditions including the effects of the COVID-19 pandemic; changes in interest rates, spreads on earning assets and interest-bearing liabilities, and associated interest rate sensitivity; sources of liquidity available to WesBanco and its related subsidiary operations; potential future credit losses and the credit risk of commercial, real estate, and consumer loan customers and their borrowing activities; actions of the Federal Reserve Board, the Federal Deposit Insurance Corporation, the SEC, the Financial Institution Regulatory Authority, the Municipal Securities Rulemaking Board, the Securities Investors Protection Corporation, and other regulatory bodies; potential legislative and federal and state regulatory actions and reform, including, without limitation, the impact of the implementation of the Dodd-Frank Act; adverse decisions of federal and state courts; fraud, scams and schemes of third parties; cyber-security breaches; competitive conditions in the financial services industry; rapidly changing technology affecting financial services; marketability of debt instruments and corresponding impact on fair value adjustments; and/or other external developments materially impacting WesBanco’s operational and financial performance. WesBanco does not assume any duty to update forward-looking statements. In addition to the results of operations presented in accordance with Generally Accepted Accounting Principles (GAAP), WesBanco's management uses, and this presentation contains or references, certain non-GAAP financial measures, such as tangible common equity/tangible assets; net income excluding after-tax merger-related expenses; efficiency ratio; return on average assets; and return on average tangible equity. WesBanco believes these financial measures provide information useful to investors in understanding our operational performance and business and performance trends which facilitate comparisons with the performance of others in the financial services industry. Although WesBanco believes that these non-GAAP financial measures enhance investors' understanding of WesBanco's business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. The non-GAAP financial measures contained therein should be read in conjunction with the audited financial statements and analysis as presented in the Annual Report on Form 10-K as well as the unaudited financial statements and analyses as presented in the Quarterly Reports on Forms 10-Q for WesBanco and its subsidiaries, as well as other filings that the company has made with the SEC.

Key Differentiators Balanced loan and deposit distribution across footprint Diversified earnings streams built for long-term success Strong market positions in economically diverse, major markets with positive demographic trends Robust legacy deposit base, enhanced by shale gas royalties Balanced and Diversified with Unique Long-Term Advantages Distinct and Well-Executed Long-Term Growth Strategies Legacy of Credit Quality, Risk Management, and Shareholder Focus Diversified growth engines with distinct strategies and established lending and wealth management teams Solid fee income generation led by wealth management Focus on positive operating leverage built upon a culture of expense management Strong legacy of credit quality and regulatory compliance Seven consecutive “outstanding” CRA ratings since 2003 Critical, long-term focus on shareholder return through earnings growth and effective capital management History of successful franchise-enhancing acquisitions WesBanco – an evolving regional financial services institution, with a community bank at its core, focused on enhancing shareholder value

Balanced and Diversified

- Strong market positions across legacy and major metropolitan markets
- Balanced loan and deposit distribution across diverse regional footprint
- Diversified revenue generation engines supported by unique advantages
- Well-executed long-term growth strategies

Strong Market Positions in Major Markets



Ohio
Pennsylvania
Indiana
West Virginia
Kentucky
Virginia
Indianapolis
Dayton
Columbus
Wheeling
Pittsburgh
Morgantown
Cincinnati
Louisville
Frankfort
Lexington
Fort Knox
Huntington
Charleston
Baltimore
Washington D.C.
Lexington Park
#13
#14
#10
#3
#15
#11
#1
#9
#1
#13
#16
#5
State rankings: KY #11; MD #9; OH #15; WV #3

Broad and Balanced Market Distribution



Loans
WV 20%
OH 25%
PA 12%
IN 5%
KY 14%
MD 24%



Deposits
WV 28%
OH 19%
PA 13%
IN 5%
KY 16%
MD 19%

Note: loan and deposit data as of 6/30/2020 (loan distribution excludes SBA PPP loans which were internally recorded in WV); location data as of 7/31/2020; market share based on 2019 MSA deposit rankings (approximated on map by circles) (Pittsburgh MSA excludes BNY Mellon; Washington, D.C. MSA excludes E*Trade Financial Corp.; state of OH excludes National Consumer Cooperative Bank) (source: S&P Global Market Intelligence)

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Investment Rationale Well-capitalized with solid liquidity and strong credit quality Balanced financial services company with a diversified earnings stream and a strong legacy of credit and risk management Disciplined growth that delivers positive operating leverage with emphasis on customer service to ensure relationship value that meets customer needs efficiently and effectively Focus on shareholder value through earnings growth and effective capital management Distinct, and well-executed, long-term growth strategies built upon unique long-term advantages Core funding advantage provides competitive pricing advantage Presence in diversified major markets supported by positive demographics and established lending and wealth management teams Solid wealth management business led by century-old, $4.5B trust operation Fundamental focus on expenses, enhanced by consolidated back-office functions in lower cost markets WesBanco – well-positioned for continued, high-quality growth Note: assets as of 6/30/2020

Strategies for Near-Term Success

Customers, Communities, and Employees Cross-functional team focused on the safety of customers, communities, and employees continues to meet regularly Proactive credit risk management 90+% of non-customer facing employees are working remote Serving customers through both drive-up facilities and via appointment in financial center lobbies Operational Preparedness and Employee Health On March 18, one of the first community-oriented banks to launch a number of initiatives to assist consumer, residential mortgage, small business, and commercial customers Payment-relief programs offered were mainly 90-day deferral options Supporting the Needs of Our Customers The WesBanco Bank Community Development Corporation, an affiliate of WesBanco, Inc., pledged and distributed $350,000 for grant funding WesBanco Bank established and distributed an additional $200,000 grant fund Helping Our Communities for 150 Years Note: deferral data as of 7/31/2020

SBA’s Paycheck Protection Program Note: data as of 6/30/2020; Small Business Administration’s Paycheck Protection Program (“SBA PPP”) as established by the CARES Act Participating in Round 3 – no material requests in queue “Thank you so much for your help in processing my PPP loan. It has taken a load off of my mind. I really appreciate how quickly and efficiently you were able to process everything.” – KY-based customer

Customer Support Efforts During Pandemic Note: deferral data as of 7/31/2020 reflects loan deferrals accepted and closed by customers including 93 2nd deferrals for $153.7MM (of which, 27 hotels for $134.5MM); end of loan deferral monthly schedule does not reflect any potential future 2nd loan deferrals ‘% Category’ and ‘% Total Loans’ calculations based on 6/30/2020 balances and excludes ~6,800 SBA PPP loans totaling $836.8MM (as of 6/30/2020), unless otherwise noted Pandemic-related loan deferral balances down ~50% from May-2020 peak Second deferral requests are handled on a case-by-case basis, with normal credit review

Q2 2020 Loan Portfolio Diversification Note: loan data as of quarter ending 6/30/2020; SBA PPP loans totaled $836.8MM and are C&I loans (left chart) and All Other Loans (right chart) categories Focus on balanced loan distribution across 6-state footprint and strategic loan growth and diversification, based upon prudent credit standards Strong legacy of credit and risk management $11.1 Billion Loan Portfolio Loan Categories Disrupted by Pandemic

Q2 2020 Hotel Portfolio Note: loan balances as of 6/30/2020 and excludes SBA PPP loans ~210 loans with $729MM total loan balance Average loan-to-value = 56.0% Average debt service coverage ratio = 1.60x Most hotels in suburban markets, and near major highways and office parks 17% in shale gas markets No resort or destination-type properties Service type (loan balance distribution): 70% limited service/boutique/economy 26% extended stay 4% full service

Selected Commercial Loan Portfolio Details Retail Portfolio Restaurant Portfolio Direct Energy Portfolio 1,394 retail loans with $904MM total loan balance Loan balance distribution as % of total loans (x-PPP) R/E – shopping center: 2.9% R/E – other retail: 2.6% Retail sales / other: 1.4% Gasoline/convenience: 1.1% Automobile dealers: 0.8% Loan size Average loan ~$648,000 83% less than $1MM 15% between $1-5MM 2% between $5-10MM 1% greater than $10MM Largest loan $29MM [R/E] 617 restaurant loans with $171MM total loan balance Loan balance distribution as % of total loans (x-PPP) Limited service: 0.9% Full service: 0.6% Bar/tavern/other: 0.2% Limited service franchise loan balance distribution: McDonalds: 18% Burger King: 15% White Castle: 10% KFC: 7% Loan size Average loan ~$276,000 91% less than $1MM 9% between $1-5MM Largest loan $5MM 131 oil, gas, and mining loans with $42MM total loan balance, representing 0.4% of total loans (x-PPP) Minimal exposure to the energy industry in general, and to shale gas industry in particular The energy industry is a minimal component of the economies in our footprint Loan size Average loan ~$324,000 90% less than $1MM 9% between $1-5MM 1% between $5-10MM Largest loan $9MM Note: loan balances as of 6/30/2020 and excludes SBA PPP loans; ‘Retail Portfolio’ excludes ‘Restaurant Portfolio’ (shown separately) and does not include mixed use properties

Strong Capital Position Strong regulatory capital ratios significantly above both regulatory requirements and well-capitalized levels; and, higher tangible equity levels Note: financial data as of quarter ending 12/31; current year data as of 6/30/2020; Current Expected Credit Losses (“CECL”) accounting standard adopted January 1, 2020 by WSBC (1) Non-GAAP measure – please see reconciliation in appendix Tangible Equity to Tangible Assets (1) Total Risk-Based Capital Ratio Well-Capitalized 10.0% Required 8.0% 2020 2020

Strategies for Long-Term Success

Long-Term Growth Strategies Focus on Delivering Positive Operating Leverage Strong Legacy of Credit Quality, Risk Management, and Compliance Diversified Loan Portfolio with C&I and Home Lending Focus Long History of Strong Wealth Management Capabilities Retail Banking Service Strategies & Core Deposit Advantage Franchise-Enhancing Expansion within Contiguous Markets

Diversified Loan Portfolio

- Focus on strategic diversification, growth, and credit quality
  - Balance disciplined loan origination with prudent lending standards
  - Focus on C&I and home equity lending
  - Key offerings include treasury management, foreign exchange, cyber security, and lockbox services
  - Strong residential mortgage program
    - ~40-50% of dollar volume originations sold into the secondary market
- Average loans to average deposits ratio of 91.9% provides opportunity for continued loan growth
  - Low cost of deposits provides a competitive advantage in the typical higher cost Mid-Atlantic market
- Manageable lending exposures

$11.1 Billion Loan Portfolio



Comm'l R/E: Improved Property 45%
Comm'l & Industrial 23%
Consumer 3%
HELOC 6%
Residential R/E 17%
Comm'l R/E: Land, Construction 6%

Five-Year CAGR

Loan Category	Total	Organic
C&I	18%	5%
HELOC	11%	3%
Comm'l R/E (Total)	21%	1%
Residential R/E	9%	1%
Consumer	(2%)	(7%)

Note: loan and deposit data as of quarter ending 6/30/2020; SBA PPP loans of $836.8MM are reflected in the C&I category (pie chart); CAGR based on 6/30/2015 and excludes SBA PPP loans (since 2016, ~40-50% of residential R/E mortgage originations (dollar volume) are sold into the secondary market); organic CAGR excludes loans acquired from Old Line Bancshares (11/22/19), Farmers Capital Bank Corporation (8/20/2018), First Sentry Bancshares (4/5/2018), and Your Community Bankshares (9/9/2016)

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Private Banking $830MM in private banking loans and deposits 3,000+ relationships Growth opportunities from shale-related private wealth management Expansion opportunities in KY, IN, and Mid-Atlantic Strong Wealth Management Capabilities Note: assets, loans, deposits, and clients as of 6/30/2020; chart financials as of 12/31 unless otherwise stated Private Banking Loans and Deposits (as of 12/31) ($MM) Trust & Investments $4.5B of trust and mutual fund assets under management 6,000+ relationships Growth opportunities from shale-related private wealth management Expansion opportunities in KY, IN, and the Mid-Atlantic WesMark Funds – six proprietary funds across equities, bonds, and tactical assets Securities Brokerage Securities investment sales Licensed banker program Investment advisory services Regional player/coach program Expand external business development opportunities Expansion opportunities in KY, IN, and Mid-Atlantic CAGR 38% Insurance Personal, commercial, title, health, and life Expand title business in all markets Applied quotation software utilization (personal) Third-party administrator (TPA) services for small business healthcare plans Trust Assets (Market Value as of 12/31) ($B) CAGR 4% $830

Focus on Positive Operating Leverage Disciplined growth, balanced by a fundamental focus on expense management and supported by franchise-enhancing acquisitions, in order to deliver positive operating leverage and enhance shareholder value Note: financial data as of 12/31; current year-to-date (YTD) data as of 6/30/2020; balance sheet data as of period ends; Efficiency Ratio presented on a fully taxable-equivalent (FTE) and annualized basis; please see the reconciliations in the appendix YCB Merger (Sep-16) ESB Merger (Feb-15) Fidelity Merger (Nov-12) $10B Asset Threshold Preparations Begun Lending & Revenue Diversification Strategy Begun Assets up 210% Efficiency Ratio down 751bp FTSB Merger (Apr-18) FFKT Merger (Aug-18) OLBK Merger (Nov-19) “Durbin Amendment” Impact Begun (Jul-19) Start of Pandemic & Fed Funds Rate Cut to 0.0-0.25% (Mar-20)

Technology to Drive Revenue and Save Costs Approximately 70% of retail customers utilize online or mobile banking services, averaging approximately four million logins per month On average, approximately 30% of residential mortgage applications and approximately 150 deposit account openings are done online each month Note: online residential mortgage applications and deposit account opening capabilities launched July 2019

Franchise Expansion Targeted acquisitions in existing markets and new higher-growth metro areas Long-term focus on appropriate capital management to enhance shareholder value Strong capital and liquidity, along with strong regulatory compliance processes, provides ability to execute transactions quickly Diligent efforts to maintain a community bank-oriented, value-based approach to our markets History of successful acquisitions that have improved earnings Contiguous Markets Radius Franchise-Enhancing Acquisitions OLBK: announced Jul-19; closed Nov-19 FFKT: announced Apr-18; closed Aug-18 FTSB: announced Nov-17; closed Apr-18 YCB: announced May-16; closed Sep-16 ESB: announced Oct-14; closed Feb-15 FSBI: announced Jul-12; closed Nov-12 AmTrust: announced Jan-09; closed Mar-09 OAKF: announced Jul-07; closed Nov-07 Note: AmTrust was an acquisition of five branches YCB FFKT FTSB OAKF ESB & FSBI OLBK AmTrust branches

Recent Successes and Accolades The Central Ohio market of WesBanco Bank was awarded a “Top Workplaces” honor by Columbus C.E.O. magazine for the fifth consecutive year The Western Pennsylvania market of WesBanco Bank was awarded a “Top Workplaces” honor by The Pittsburgh Post Gazette for the third consecutive year WesBanco Bank received the America Saves Designation of Savings Excellence for Banks, a designation from America Saves Bauer Financial again awarded WesBanco their highest rating as a “five-star” bank The FDIC awarded WesBanco Bank it’s 7th consecutive composite “Outstanding” rating for its most recent CRA performance Based 100% on customer satisfaction and consumer feedback, WesBanco Bank was again named to the second-annual Forbes list of the World’s Best Banks For the 10th time since the list’s inception in 2010, WesBanco Bank was named to the Forbes list of the Best Banks in America – coming in as the 7th best bank

Financial Overview

Financial and Operational Highlights – Q2 2020 Note: financial and operational highlights during the quarter ended June 30, 2020; loan growth includes approximately $836.8 million of loans funded through the Small Business Administration’s Paycheck Protection Program (“SBA PPP”), as established by the CARES Act; Old Line Bancshares, Inc. (“OLBK”) financial results included in WSBC results since merger consummation date of 11/22/2019; Current Expected Credit Losses (“CECL”) accounting standard adopted January 1, 2020 by WSBC (1) Non-GAAP measure – please see reconciliation in appendix WesBanco is well-capitalized with solid liquidity and a strong balance sheet Tier 1 leverage ratio 9.09% Total risk-based capital ratio 15.33% Strong growth in pre-tax, pre-provision income Continued emphasis on expense management Mortgage banking income increased to a record level due to strong originations Strong organic growth in both loans and deposits Key credit quality metrics remained at low levels and favorable to peer bank averages Changes in the June macroeconomic unemployment forecast resulted in increases in both the provision for credit losses and allowance for credit losses Allowance for credit losses to total loans 1.52%, or 1.65% when excluding SBA PPP loans Pre-Tax, Pre-Provision Income(1) $66.8 million, +15.7% YoY Net Income and Diluted EPS(1) $4.5 million; $0.07/diluted share Efficiency Ratio(1) 55.57% Mortgage Banking Income $7.5 million, +365.5% YoY Organic Loan Growth +11.3% YoY Organic Deposit Growth (x-CDs) +20.3% YoY

Key Metrics – Q2 2020 Note: PTPP = pre-tax, pre-provision; Old Line Bancshares, Inc. (“OLBK”) financial results included in WSBC results since merger consummation date of 11/22/2019 (1) Non-GAAP measure – please see reconciliation in appendix

Favorable Operating Metrics Disciplined execution upon growth strategies providing strong performance compared to all U.S. banks with total assets from $10B to 25B (note: 2020 comparability impacted by timing of the adoption of CECL accounting standard and economic assumptions used by each bank) Note: financial data as of 12/31 YTD; current YTD data as of 6/30/2020; Current Expected Credit Losses (“CECL”) accounting standard adopted January 1, 2020 by WSBC; bank group includes all U.S. banks with total assets of $10B to $25B; peer data from S&P Global Market Intelligence (as of 8/3/2020) and represent simple averages (ROATE & ROAA are S&P calculations; Efficiency & NIM are company-reported); Efficiency & NIM presented on a fully taxable-equivalent (FTE) and annualized basis; please see the reconciliations in the appendix Efficiency Ratio Return on Average Assets Return on Average Tangible Equity Net Interest Margin

Benefits of Core Deposit Funding Advantage Robust legacy deposit base, enhanced by shale energy-related royalties, provides funding advantage in Mid-Atlantic market Reflecting the significantly lower interest rate environment, aggressively reduced deposit rates beginning in March 2020 During the last five years: Total deposits (excluding CDs) have grown organically at a 7% CAGR Total demand deposits have grown organically at a 12% CAGR to represent 55% of total deposits Note: deposit data as of 6/30/2015, 6/30/2019, and 6/30/2020; pie charts reflect quarterly averages; peer average represents a simple average for all U.S. banks with total assets from $10B to 25B Avg Deposits as of 6/30/2020 Funding Cost Interest-Bearing = 0.30% Total Deposits = 0.20% [Peer Average Total Deposit Cost = 0.40%] Avg Deposits as of 6/30/2019 Funding Cost Interest-Bearing = 0.70% Total Deposits = 0.50% [Peer Average Total Deposit Cost = 0.78%] Avg Deposits as of 6/30/2015 Funding Cost Interest-Bearing = 0.31% Total Deposits = 0.25% [Peer Average Total Deposit Cost = 0.26%] Total DD 38% Total DD 52% Total DD 55%

Risk Management and Regulatory Compliance

- Strong legacy of credit and risk management
  - Based upon conservative underwriting standards and approval processes
  - Centralized back-office and loan funding functions
- Mature enterprise risk management program headed by Chief Risk Officer addressing key risks in all business lines and functional areas
- Enhanced compliance and risk management system and testing platform
  - Strong and scalable BSA/AML function
  - Examined by CFPB for consumer compliance supervision
- Strong and improving regulatory capital ratios significantly above regulatory requirements, and high tangible common equity (TCE) levels
- Seven consecutive "outstanding" CRA ratings since 2003

Tier 1 Risk-Based Capital Ratio


15.39%
15.40%
12.89%
12.51%
12.59%
memo
Well-Capitalized 8.0%
Required 6.0%
2Q19
3Q19
4Q19
1Q20
2Q20

Tier 1 Leverage Capital Ratio


11.09%
11.30%
11.30%
9.64%
9.09%
memo
Well-Capitalized 5.0%
Required 4.0%
2Q19
3Q19
4Q19
1Q20
2Q20

Note: Old Line Bancshares merger closed November 2019; effective 4Q2019, as required by the Dodd-Frank Act for financial institutions with total assets >$15B, Tier 1 Capital Ratios negatively impacted by the movement of ~$130MM of TruPS from Tier 1 to Tier 2 risk-based capital (i.e., Tier 1 Risk-Based negatively impacted ~122bp, ~115bp & ~116bp and Tier 1 Leverage ~108bp, ~89bp & ~84bp) for 4Q2019, 1Q2020 & 2Q2020, respectively)

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Non-Performing Assets as % of Total Assets Net Charge-Offs as % of Average Loans (annualized) Allowance for Credit Losses as % of Total Loans Criticized & Classified Loans as % of Total Loans Favorable asset quality measures compared to all U.S. banks with total assets from $10B to 25B (note: 2020 ACL comparability impacted by timing of the adoption of CECL accounting standard and economic assumptions used by each bank) Strong Legacy of Credit Quality Note: financial data as of quarter ending 12/31; current year data as of 6/30/2020; Current Expected Credit Losses (“CECL”) accounting standard adopted January 1, 2020 by WSBC; bank group includes all U.S. banks with total assets of $10B to $25B; peer data from S&P Global Market Intelligence (as of 8/3/2020) and represent simple averages

Kroll ratings are supported by WesBanco’s experienced management team, conservative loan underwriting, and strong deposit franchise with solid market share positions in key MSAs and West Virginia Kroll Ratings Source: Kroll Bond Rating Agency (8/4/2020)

$150MM of non-cumulative perpetual preferred stock at rate of 6.75% Boosts Tier 1 capital levels to above peer levels Strong investor interest in the offering Perpetual Preferred Stock and Capital Pro-Forma Note: on 8/4/2020, WSBC priced an underwritten public offering of 6,000,000 depositary shares each representing 1/40th interest in a share of 6.75% Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series A. Application will be made to list the depositary shares on the Nasdaq Global Select Market (“Nasdaq”) under the symbol “WSBCP”. If the application is approved, trading of the depositary shares on the Nasdaq is expected to commence within a 30-day period after the initial delivery of the depositary shares. Please see WSBC press release and prospectus supplements on SEC Forms 424B5 and FWP for more information. Peer average includes all U.S. banks with total assets of $10B to $25B; and, peer data from S&P Global Market Intelligence (as of 8/3/2020) and represent simple averages.

Returning Value to Shareholders Focus on appropriate capital allocation to provide financial flexibility while continuing to enhance shareholder value through earnings growth and effective capital management Capital management strategy: acquisitions, dividends, share repurchases Q2 2020 dividend yield 6.5%, compared to 3.5% for bank group Share repurchase program currently suspended due to COVID-19 pandemic Note: dividend through May 2020 declaration announcement; WSBC dividend payout ratio based on earnings per share excluding merger-related costs and including impact from adoption of the new Current Expected Credit Losses (“CECL”) accounting standard; WSBC dividend yield based upon 7/31/2020 closing stock price of $19.83; bank group includes all U.S. banks with total assets of $10B to $25B; peer data from S&P Global Market Intelligence (as of 8/3/2020); average weighted price per share of shares repurchased $31.77 Tangible Book Value per Share ($) Quarterly Dividend per Share ($) +129% +75%

Appendix

Pennsylvania Long-Term Funding and Growth Advantages Source: demographic data pulled April 2018 (source: S&P Global Market Intelligence); Marcellus & Utica shale data from US Department of Energy and PA Department of Community and Economic Development Columbus Morgantown Charleston Huntington ? Shale Formations & Infrastructure Marcellus Shale region Utica Shale region Shell cracker plant proposed cracker plant proposed Appalachia storage ? Wheeling Marcellus and Utica shale basins are largest natural gas fields in the U.S. Largest economic development in the tri-state area during the last several decades Significant downstream manufacturing and other businesses to evolve Projected to have a 5-7x multiplier effect on associated business activity Represents a core funding advantage for WesBanco with monthly deposit flows that are relatively “sticky”

The increase in the allowance and related provision for credit losses was related to the continued deterioration in the macroeconomic forecast during Q2 2020, primarily driven by the negative forecasted economic impacts of the pandemic The forecast, based upon a blend of two nationally-recognized published economic data through June 30th, is mainly driven by national unemployment and interest rate spreads Allowance coverage ratio of 1.52%, or, excluding SBA PPP loans, 1.65% Excludes fair market value adjustments on previously acquired loans representing 0.43% of total portfolio loans Current Expected Credit Loss (CECL) – Q2 2020 Note: ACL at 6/30/2020 excludes off-balance sheet credit exposures of $10.7 million; on January 1, 2020, WSBC adopted the CECL accounting standard (prior to this date, the allowance for credit losses was calculated under the incurred method) Economic Factors Portfolio Changes / Other Pandemic Qualitative Factors Changes to macroeconomic variables Includes changes in both quantitative and qualitative economic factors Changes in prepayment speeds Changes in portfolio mix Changes in credit quality Aging of existing portfolio ($000s) Qualitative adjustments for both Q2 loan modification volumes and loans by industry classifications

Net Interest Margin (NIM) – Q2 2020 NIM negatively impacted by the low interest rate environment and flattening of the yield curve The Federal Reserve Board’s target federal funds rate was reduced 225bp from July 2019 through March 2020 Aggressively reduced deposit rates beginning in late-March, which helped to lower deposit funding costs Shortened maturities and experienced lower rates in FHLB borrowings Funding of SBA PPP loans negatively impacted NIM by a net 2bp Note: Old Line Bancshares, Inc. (“OLBK”) financial results included in WSBC results since merger consummation date of 11/22/2019

Reconciliation: Tangible Equity to Tangible Assets Note: Old Line Bancshares merger closed November 2019; Farmers Capital Bank Corporation merger closed August 2018; First Sentry Bancshares merger closed April 2018; Your Community Bankshares merger closed September 2016; ESB Financial merger closed February 2015; Fidelity Bancorp merger closed November 2012; AmTrust 5 branch acquisition closed March 2009; Oak Hill Financial closed November 2007

Reconciliation: Efficiency Ratio & Operating Leverage Note: “efficiency ratio” is non-interest expense excluding restructuring and merger-related expense divided by total income; FTE represents fully taxable equivalent; Old Line Bancshares merger closed November 2019; Farmers Capital Bank Corporation merger closed August 2018; First Sentry Bancshares merger closed April 2018; Your Community Bankshares merger closed September 2016; ESB Financial merger closed February 2015; Fidelity Bancorp merger closed November 2012; AmTrust 5 branch acquisition closed March 2009

Reconciliation: Pre-Tax, Pre-Provision Income (PTPP) & Ratios Note: Old Line Bancshares merger closed November 2019

Reconciliation: Net Income, EPS & Tangible Book Value per Share Note: Current Expected Credit Losses (“CECL”) accounting standard adopted January 1, 2020 by WSBC; Old Line Bancshares merger closed November 2019

(1) three-, six-, and nine-month (as applicable) figures are annualized Note: Current Expected Credit Losses (“CECL”) accounting standard adopted January 1, 2020 by WSBC; Old Line Bancshares merger closed November 2019; Farmers Capital Bank Corporation merger closed August 2018; First Sentry Bancshares merger closed April 2018; Your Community Bankshares merger closed September 2016; ESB Financial merger closed February 2015 Reconciliation: Return on Average Assets

(1) three-, six-, and nine-month (as applicable) figures are annualized; amortization of intangibles tax effected at 21% for 2018 forward, and 35% for all prior periods Note: Current Expected Credit Losses (“CECL”) accounting standard adopted January 1, 2020 by WSBC; Old Line Bancshares merger closed November 2019; Farmers Capital Bank Corporation merger closed August 2018; First Sentry Bancshares merger closed April 2018; Your Community Bankshares merger closed September 2016; ESB Financial merger closed February 2015 Reconciliation: Return on Average Tangible Equity